UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2002

                      MONEYFLOW SYSTEMS INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

           Nevada                      333-74928                52-2325923
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

            Suite N, 7003 - Fifth Street SE, Calgary, Alberta T2H 2G2
               (Address of principal executive offices) (Zip Code)

                                 (403) 319-0236
                         (Registrant's telephone number)

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Item 4. Changes in Registrant's Certifying Accountant.

      Registrant engaged Farber & Hass, L.L.P. to be its new independent auditor effective November 14, 2002. During fiscal years 2000 and 2001, and during the portion of fiscal year 2002 preceding the Board's decision, neither the Registrant nor anyone acting on its behalf consulted with Farber & Hass, L.L.P. regarding (i) either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement with Moffitt & Company, P.C. or a reportable event with respect to Moffitt & Company, P.C.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on November 15, 2002.

                                         Moneyflow Systems International Inc.,
                                         a Nevada corporation


                                         By: /s/ Harold F. Schultz
                                            --------------------------------
                                            Harold F. Schultz, President and CEO